                                                                      EXHIBIT 99

MHR HOLDINGS LLC

By:      /s/ Janet Yeung
         -----------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019

MHR FUND MANAGEMENT LLC

By:      /s/ Janet Yeung
         -----------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019

MHR INSTITUTIONAL PARTNERS III LP

By:      MHR Institutional Advisors III LLC,
         its General Partner

         /s/ Janet Yeung
         -----------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019

MHR INSTITUTIONAL ADVISORS III LLC

By:      /s/ Janet Yeung
         -----------------
         Name: Janet Yeung
         Title: Authorized Signatory

Address: 40 West 57th Street, 24th Floor
         New York, New York 10019